UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




     REPUBLIC OF PANAMA                 001-08430                72-0593134
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(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)         Identification No.)




  1450 Poydras Street, New Orleans, Louisiana                    70112-6050
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 (Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01     Entry Into a Material Definitive Agreement

      The Compensation Committee of the Board of Directors of the Company administers the Executive Incentive Compensation Plan ("EICP"), a cash bonus plan under which a number of employees and executive officers participate. The bonus paid under the EICP is based principally on the business and individual performance, however, the Compensation Committee may authorize additional payments to recognize exemplary accomplishments in any year. Under the EICP, the Compensation Committee establishes annual target awards, expressed as a percentage of the participant's annual base salary, as well as weighted business plan and individual goals. On February 22, 2005, the Compensation Committee set specific target awards and performance goals for several executive officers including, Bruce Wilkinson, Robert Deason, John Fees and Frank Kalman.

      For the year ending December 31, 2005, the target awards for these executive officers are as follows:

--------------------------------------- ------------------------------------
Name of Executive Officer               Target Award (percentage of
                                        2005 base salary)
--------------------------------------- ------------------------------------
Bruce W. Wilkinson                      80%
--------------------------------------- ------------------------------------
Robert A. Deason                        65%
--------------------------------------- ------------------------------------
John A. Fees                            65%
--------------------------------------- ------------------------------------
Francis S. Kalman                       55%
--------------------------------------- ------------------------------------

      Additionally, the Committee established minimum, target and maximum bonus levels based upon operating income as business plan goals for the purposes of determining final award payout. The bonus levels for each of these executive officers are based upon the sum of the Company's three principal operating groups' combined operating income. The business plan goals for Mr. Deason and Mr. Fees also include separate operating income goals for J. Ray McDermott, S.A. and BWX Technologies, Inc., respectively.

      Finally, the individual goals for these executive officers include (1) targeted levels of company-wide or applicable operating group safety cost severity index averages at levels deemed appropriate to the Compensation Committee; (2) the effectiveness of applicable internal controls over financial reporting and, for Mr. Fees, (3) developing a plan to reduce the cost of the pension plan applicable to BWX Technologies, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          McDERMOTT INTERNATIONAL, INC.




                                                     By: /s/Keith G. Robinson
                                                     ------------------------
                                                     Keith G. Robinson
                                                     Corporate Controller



February 28, 2005